Exhibit 10.9

Execution Version

ELT Member Form

STOCK OPTION AGREEMENT

Performance Vesting Option

THIS STOCK OPTION AGREEMENT (the “Agreement”), made by and between Denali Holding Inc., a Delaware corporation (the “Company”), and [                     ] (the “Optionee”), is effective as of [                    ], 2013 (the “Grant Date”). Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Denali Holding Inc. 2013 Stock Incentive Plan (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts during the Optionee’s Employment with the Company and its Affiliates, the Company wishes to afford the Optionee the opportunity to purchase a number of Shares, pursuant to the terms and conditions set forth in this Agreement and the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee has instructed the undersigned officer to issue the Stock Award described below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meaning set forth in the Plan.

(a) “Cause” means: (i) the Optionee’s material violation of (x) the Optionee’s obligations regarding confidentiality or the protection of sensitive, confidential or proprietary information, or trade secrets, or (y) any other restrictive covenant by which the Optionee is bound, that in each case results in greater than de minimis harm to the Company and its Affiliates’ reputation or business; (ii) the Optionee’s conviction of, or plea of guilty or no contest to, a felony or crime that involves moral turpitude; or (iii) conduct by the Optionee which constitutes gross neglect, insubordination, willful misconduct, or a material breach of the Code of Conduct of Dell or a fiduciary duty to the Company, any of its Subsidiaries or the shareholders of the Company that results in material harm to the Company and its Affiliates’ reputation or business and that the Optionee has failed to cure within thirty (30) days following written notice from the Board. This definition shall also be the definition of “Cause” for all purposes under the Management Stockholders Agreement.

(b) “Change in Control Period” means the period beginning three (3) months prior to a Change in Control and ending eighteen (18) months following such Change in Control.

(c) “Closing” means the consummation of the acquisition of Dell by an indirect, wholly-owned subsidiary of the Company, and pursuant to which Dell became an indirect, wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger, dated as of February 5, 2013, as amended by Amendment No. 1 on August 2, 2013 (and as further amended, restated, supplemented or modified from time to time), among the Company, Denali Intermediate Inc., Denali Acquiror Inc., and Dell.

(d) “Direct Competitor” means (i) any Person or other business concern that offers or plans to offer products or services that are materially competitive with any of the products or services being manufactured, offered, marketed, or are actively being developed by Dell or any of its Affiliates as of the date of the Optionee’s termination of Employment, and (ii) any Affiliate of any Person or other business concern specified in clause (i). By way of illustration, and not by limitation, as of the Grant Date, the following companies meet the definition of Direct Competitor: Accenture LLP, Acer Inc., Apple Inc., CDW Corporation, Cisco Systems, Inc., Cognizant Technology Solutions Corporation, Computer Sciences Corporation, EMC Corporation, Hewlett-Packard Company, International Business Machines Corporation, Infosys Limited, Lenovo Group Limited, Oracle Corporation, Samsung Electronics Co., Ltd., Tata Group and Wipro Limited.

(e) “Equity Syndication” has the meaning set forth in the definition of “Initial Shares.”

(f) “Final Vesting Event” means the first to occur of (i) the seventh anniversary of the Closing, (ii) if so elected by the Board, a Change in Control, and (iii) the first date on which Michael S. Dell and his Permitted Transferees (as defined in the Management Stockholders Agreement) have become a 90% Owner (as defined in the Management Stockholders Agreement).

(g) “Good Reason” means (i) a material reduction in the Optionee’s base salary, (ii) a material adverse change to the Optionee’s title or a material reduction in the Optionee’s authority, duties or responsibilities, or (iii) a change in the Optionee’s principal place of work to a location of more than twenty-five (25) miles from the Optionee’s principal place of work immediately prior to such change; provided, that the Optionee provides written notice to Dell of the existence of any such condition within ninety (90) days of the Optionee having actual knowledge of the initial existence of such condition and Dell fails to remedy the condition within thirty (30) days of receipt of such notice (the “Cure Period”). In order to resign for Good Reason, the Optionee must actually terminate Employment no later than ninety (90) days following the end of such Cure Period, if the Good Reason condition remains uncured; provided, that, if such Good Reason condition is solely the result of a material reduction in the Optionee’s authority, duties or responsibilities that is directly related to the occurrence of a Change in Control and such Good Reason condition remains uncured following the end of the Cure Period, the Optionee may only terminate the Optionee’s Employment for Good Reason during the ninety (90) day period commencing on the first date that follows the six (6) month anniversary of such Change in Control. This definition shall also be the definition of “Good Reason” for all purposes under the Management Stockholders Agreement.

(h) “Illiquid Proceeds” means any proceeds (including, but not limited to, dividends, distributions and/or sales proceeds) received in respect of Initial Shares other than proceeds consisting of cash, cash equivalents and/or Marketable Securities.

(i) “Initial Shares” means (i) the shares of Series A common stock, par value $0.01 per share and (ii) the shares of Series B common stock, par value $0.01 per share, of the Company, in each case issued to the Sponsor Stockholders prior to, or as of, the Closing (excluding, in the case of clauses (i) and (ii), any such shares that are sold, syndicated or otherwise transferred to any Person not an Affiliate of a Sponsor Stockholder in connection with a syndication of a portion of a Sponsor Stockholder’s equity investment in the Company to one or more of such Sponsor Stockholder’s or its Affiliate’s limited partners or other co-investors; provided, that such equity syndication is consummated no later than 180 days following the Closing (the “Equity Syndication”).

(j) “Initial Share Value” means (i) at any time prior to an IPO, the fair market value of an Initial Share as determined by a third party valuation expert (who shall be a nationally recognized firm of valuation experts selected by the Board in its discretion), (ii) at the time of an IPO, the offering price per share of Common Stock to the public in the IPO (the “IPO Price”) and (iii) at any time after an IPO, the average of the closing price of a share of Common Stock on the principal stock exchange on which it is listed during the twenty (20) trading days immediately preceding the relevant date for which Initial Share Value is being determined (or all of the trading days following the IPO plus the IPO Price if the IPO occurred within less than twenty (20) trading days prior to the determination of Initial Share Value); provided, that if the Optionee disagrees with the determination of Initial Share Value pursuant to clause (i) in connection with the measurement of ROE on an ROE Measurement Date solely for purposes of Section 3.5(d) following the termination of the Optionee’s employment due to a Qualifying Termination or Retirement, the Optionee may require that the Company engage a different third party valuation expert (who shall also be a nationally recognized firm of valuation experts selected by the Board in its discretion) to conduct an appraisal of the Initial Shares and the ROE for such ROE Measurement Date shall be based upon the Initial Share Value as determined by such appraisal (the “Appraised Initial Share Value”); provided, further, that if the Optionee requires an additional appraisal pursuant to the immediately preceding proviso: (A) if the Appraised Initial Share Value is equal to or less than 110% of the Initial Share Value as determined by the initial third party valuation expert, the Optionee shall bear all of the costs and expenses associated with such appraisal, and (B) if the Appraised Initial Share Value is greater than 110% of the Initial Share Value as determined by the initial third party valuation expert, the Company shall bear all of the costs and expenses associated with such appraisal. Notwithstanding the foregoing, if an appraisal has been delivered by a second third party valuation expert at the request of another former member of Dell’s Executive Leadership Team within the 90-day period preceding the ROE Measurement Date, the Initial Share Value as determined by such appraisal shall be the Initial Share Value for purposes of determining ROE on the ROE Measurement Date and the Optionee may not request the appraisal described in the first proviso to the immediately preceding sentence, unless, in each case, the Board determines there has been a significant change in the business of the Company and its Subsidiaries since the date of such appraisal. In all cases, the determination of Initial Share Value under clause (i) above will exclude any discounts for illiquidity and minority interests.

(k) “Liquidity Event” means any transfer by a Sponsor Stockholder of Initial Shares for cash, cash equivalents and/or Marketable Securities, other than (i) any transfer by a Sponsor Stockholder to a Permitted Transferee (as defined in the Management Stockholders Agreement) of such Sponsor Stockholder, or (ii) any transfer pursuant to, or in connection with, an Equity Syndication.

(l) “Liquidity Percentage” means, with respect to a Liquidity Event, the percentage of the Initial Shares owned by all of the Sponsor Stockholders (regardless of whether such Sponsor Stockholders are participating in such Liquidity Event) immediately prior to the closing of such Liquidity Event that are being sold by the Sponsor Stockholders in such Liquidity Event.

(m) “Marketable Securities” means securities that (i) are traded on the New York Stock Exchange (or any successor thereto), the Nasdaq Stock Market (or any successor thereto) or any other stock exchange or stock market of similar stature to the foregoing, (ii) are, at the time of consummation of the applicable transfer, registered, pursuant to an effective registration statement and will remain registered until such time as such securities can be sold by the holder thereof pursuant to Rule 144 (or any successor provision) of the Securities Act, as such provision is amended from time to time, without any volume or manner of sale restrictions, and (iii) are not subject to restrictions on transfer as a result of any applicable contractual provisions or by law (including the Securities Act). For the purpose of this definition but other than with respect to Section 1.1(s)(i)(A)(y) and Section 1.1(s)(ii)(A)(y), Marketable Securities are deemed to have been received on the trading day immediately prior to the date that such Marketable Securities are received by the Sponsor Stockholders.

(n) “Post-Termination Vesting Eligible Shares” means any unvested Shares subject to the Option that remain eligible to vest pursuant to Section 3.5(b) or 3.5(c), as applicable, following termination of the Optionee’s Employment.

(o) “Qualifying Termination” means a termination of the Optionee’s Employment with the Company and its Affiliates (i) by the Company or any of its Affiliates without Cause (and other than due to Disability), or (ii) by the Optionee for Good Reason.

(p) “Repayment Behavior” means the Optionee’s (i) commencement of employment or service with a Direct Competitor in a role that is similar to any role the Optionee held at the Company or any of its Affiliates during the twenty four (24) months prior to the Optionee’s termination of Employment or in a role that could result in the Optionee using the Company’s or any of its Affiliates’ confidential information or trade secrets, (ii) disclosure of any of the Company’s or any of its Affiliates’ confidential information or trade secrets, or (iii) solicitation of any employee of the Company or any of its Affiliates to terminate employment with the Company or such Affiliate.

(q) “Repurchase Limitations” has the meaning given to such term in the Management Stockholders Agreement.

(r) “Retirement” means the Optionee’s voluntary termination of Employment with the Company and its Affiliates without Good Reason at or above the age of 60 and after having completed at least five (5) years of service with the Company and its Affiliates (or any other combination of the Optionee’s age plus years of service completed (not less than five (5)) that is at least equal to 65).

(s) “ROE” means, with respect to any ROE Measurement Date, the return on the Initial Shares as determined pursuant to the following formula:

(i) In the case of a ROE Measurement Date arising from a Liquidity Event, the ROE with respect to such Liquidity Event will be deemed to be (A) the sum of (w) the aggregate of all cash, cash equivalents and the fair market value at the time received (determined in accordance with clause (i) of the definition of Fair Market Value as set forth in the Plan) of all Marketable Securities received in such Liquidity Event by the Sponsor Stockholders in consideration of all the Initial Shares sold by the Sponsor Stockholders in such Liquidity Event, plus (x) the aggregate of all cash, cash equivalents and the fair market value at the time received (determined in accordance with clause (i) of the definition of Fair Market Value as set forth in the Plan) of all Marketable Securities received by the Sponsor Stockholders as dividends or distributions by the Company during the period from the Closing to such Liquidity Event in respect of the Initial Shares sold by the Sponsor Stockholders in such Liquidity Event, plus, (y) the aggregate cash, cash equivalents and the fair market value at the time received (determined in accordance with clause (i) of the definition of Fair Market Value as set forth in the Plan) of all Marketable Securities received during the period from the Closing to such Liquidity Event (whether as dividends, distributions or sales proceeds) by the Sponsor Stockholders in respect of any Illiquid Proceeds from the Initial Shares sold by the Sponsor Stockholders in such Liquidity Event, plus (z) the aggregate fair market value (as determined by the Board in good faith) at the time of such Liquidity Event of all Illiquid Proceeds that the Sponsor Stockholders own on the date of such Liquidity Event that were received in respect of the Initial Shares sold by the Sponsor Stockholders in such Liquidity Event, divided by (B) the product of (1) $13.75 multiplied by (2) the aggregate number of Initial Shares sold by the Sponsor Stockholders in such Liquidity Event. For the avoidance of doubt, for purpose of clause (y) in this subsection (i), if and when Illiquid Proceeds become Marketable Securities, fair market value will be determined as of the first date that the Illiquid Proceeds first became Marketable Securities; and

(ii) In the case of an ROE Measurement Date arising from any date or event that is not a Liquidity Event, the ROE with respect to such date or event will be deemed to be (A) the sum of (w) the Initial Share Value as of the applicable ROE Measurement Date of all Initial Shares that are owned by the Sponsor Stockholders at the time of the applicable ROE Measurement Date, plus (x) the aggregate of all cash, cash equivalents and the fair market value at the time received (determined in accordance with clause (i) of the definition of Fair Market Value as set forth in the Plan) of all Marketable Securities received by the Sponsor Stockholders as dividends or distributions by the Company during the period from the Closing to the applicable ROE Measurement Date in respect of the Initial Shares that are owned by the Sponsor Stockholders at the time of the applicable ROE Measurement Date, plus (y) the aggregate cash, cash equivalents and the fair market value at the time received (determined in accordance with clause (i) of the definition of Fair Market Value as set forth in the Plan) of all Marketable Securities received by the Sponsor Stockholders during the period from the Closing to such ROE Measurement Date (whether as dividends, distributions or sale proceeds) in respect of any Illiquid Proceeds from all Initial Shares that are owned by the Sponsor Stockholders at the time of the applicable ROE Measurement Date, plus (z) the aggregate fair market value (as determined by the Board in good faith) at the time of such ROE Measurement Date of all Illiquid Proceeds that the Sponsor Stockholders own on the date of such ROE Measurement Date that were received in respect of the Initial Shares that are owned by the Sponsor Stockholders at the time of the applicable ROE Measurement Date, divided by (B) the product of (1) $13.75 multiplied by (2) the aggregate number of Initial Shares that are owned by the Sponsor Stockholders at the time of the applicable ROE Measurement Date. For the avoidance of doubt, for purpose of clause (y) in this subsection (ii), if and when Illiquid Proceeds become Marketable Securities, fair market value will be determined as of the first date that the Illiquid Proceeds first became Marketable Securities.

(t) “ROE Measurement Date” means for purposes of (i) Section 3.1, the date of the applicable Liquidity Event, (ii) Section 3.2(a), the First Elective Test Date, (iii) Section 3.2(b), the Second Elective Test Date, (iv) Section 3.3(a), the fifth anniversary of the Closing, (v) Section 3.3(b), the sixth anniversary of the Closing, (vi) Section 3.3(c), the date of the Final Vesting Event, (vii) Section 3.4(a), the date of completion of an IPO, (viii) Section 3.4(b), the first anniversary of the completion of the IPO and (ix) Section 3.5(d), the applicable date established as the ROE Measurement Date in such Section.

(u) “ROE Percentage” means, with respect to any ROE Measurement Date, the following, as applicable: (i) if the ROE on such ROE Measurement Date is less than 2.0, the ROE Percentage for such ROE Measurement Date will be 0%; provided, that if the ROE Percentage is being determined for purposes of a Liquidity Event that closes prior to the second anniversary of the Closing, then (x) if the ROE on such ROE Measurement Date is equal to or less than 1.0, the ROE Percentage for such ROE Measurement Date will be 0%, and (y) if the ROE on such ROE Measurement Date is greater than 1.0 but less than 2.0, then the ROE Percentage for such ROE Measurement Date will be the product of (1) 0.25 multiplied by (2) the percentage by which the ROE exceeds 1.0; and (ii) if ROE on such ROE Measurement Date equals at least 2.0, the ROE Percentage for such ROE Measurement Date will be 25%. For every additional 0.25 of ROE on such ROE Measurement Date in excess of 2.0, the ROE Percentage for such ROE Measurement Date will increase by an additional 6.25% (provided that the ROE Percentage shall never exceed 100%) and the additional ROE Percentage between any such increments of 0.25 of ROE on such ROE Measurement Date will be determined by straight line interpolation. By way of example and for illustration purposes only: (A) if ROE on such ROE Measurement Date equals 1.5 and there has not been a Liquidity Event that closes prior to the second anniversary of the Closing, then the ROE Percentage for such ROE Measurement Date will equal 0%; (B) if ROE on such ROE Measurement Date equals 1.5 and the ROE Percentage is being determined for purposes of a Liquidity Event that closes prior to the second anniversary of the Closing, then the ROE Percentage for such ROE Measurement Date will equal 0.25 multiplied by 50%, or 12.5%; (C) if ROE on such ROE Measurement Date equals 2.0, then the ROE Percentage for such ROE Measurement Date will equal 25%; and (D) if ROE on such ROE Measurement Date equals 3.0, then the ROE Percentage for such ROE Measurement Date will equal 25% plus 4 multiplied by 6.25% or 50%.

ARTICLE II

GRANT OF OPTIONS

Section 2.1. Grant of Option.

For good and valuable consideration, on and as of the date hereof, the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate number of                  Shares, subject to the adjustment as set forth in Section 2.3 hereof (the “Option”).

Section 2.2. Exercise Price.

Subject to Section 2.3 hereof, the per Share exercise price of the Shares covered by the Option shall be $13.75 (the “Option Price”).

Section 2.3. Adjustments to Option.

The Option shall be subject to adjustment pursuant to Section 9 of the Plan.

ARTICLE III

VESTING AND EXERCISABILITY

Section 3.1. Elective ROE Measurement Dates upon a Liquidity Event Occurring Prior to an IPO or Final Vesting Event.

Subject to Section 9 of the Plan, if a Liquidity Event occurs prior to the earlier of (i) the completion of an IPO or (ii) the Final Vesting Event, the Company shall provide written notice of such Liquidity Event to the Optionee no later than ten (10) business days following such Liquidity Event, which notice shall include, for such Liquidity Event, the Liquidity Percentage, the ROE, the ROE Percentage, the number of Liquidity Event Vesting Eligible Shares (as defined below), the number of Liquidity Event Vesting Eligible Shares with respect to which the Option will vest if the Optionee elects to treat such Liquidity Event as a ROE Measurement Date and the number of such Liquidity Event Vesting Eligible Shares that will be forfeited and cease to be subject to the Option if the Optionee elects to treat such Liquidity Event as a ROE Measurement Date. Upon receipt of such notice from the Company, the Optionee may, by providing irrevocable written notice to the Company no later than ten (10) business days following receipt of the Company’s notice, elect to treat such Liquidity Event as a ROE Measurement Date for that number of Shares subject to the Option that is equal to the product of (x) the number of Shares subject to the Option that have not vested or been forfeited prior to such ROE Measurement Date, multiplied by (y) the Liquidity Percentage applicable to such Liquidity Event (such Shares, the “Liquidity Event Vesting Eligible Shares”). If in accordance with the immediately preceding sentence the Optionee delivers written notice electing to treat such Liquidity Event as a ROE Measurement Date, then a number of Liquidity Event Vesting Eligible Shares with respect to which the Option will vest and become exercisable upon the occurrence of such Liquidity Event will equal the product of (1) the number of Liquidity Event Vesting Eligible Shares multiplied by (2) the ROE Percentage with respect to such Liquidity Event. If the Optionee delivers written notice in accordance with this Section 3.1 electing to treat the Liquidity Event as a ROE Measurement Date in connection with such Liquidity Event, all Liquidity Event Vesting Eligible Shares in respect of such Liquidity Event that do not vest in accordance with terms of this Section 3.1 shall cease to be subject to the Option, and the portion of the Option in respect thereof shall be immediately forfeited without consideration or payment therefor upon the delivery of the written notice from the Optionee to the Company that the Optionee elects to treat such Liquidity Event as a ROE Measurement Date.

Section 3.2. Elective ROE Measurement Dates Upon the Third and Fourth Anniversaries of the Closing (If Prior to an IPO).

(a) First Elective Vesting Event (Third Anniversary of Closing). If (i) an IPO has not been completed by the third anniversary of the Closing (such anniversary, the “First Elective Test Date”) and (ii) an aggregate of less than 25% of the Shares subject to the Option have become eligible to vest in accordance with Section 3.1 as a result of one or more Liquidity Events occurring prior to the First Elective Test Date, the Company shall provide written notice to the Optionee no later than thirty (30) days following the First Elective Test Date, which notice shall include, for the First Elective Test Date, the Initial Share Value as of the First Elective Test Date, the ROE, the ROE Percentage, the number of First Elective Event Vesting Eligible Shares (as defined below), the number of First Elective Event Vesting Eligible Shares with respect to which the Option will vest upon such First Elective Vesting Event if the Optionee elects to treat the First Elective Vesting Event as a ROE Measurement Date and the number of First Elective Event Vesting Eligible Shares that will be forfeited and cease to be subject to the Option if the Optionee elects to treat the First Elective Vesting Event as a ROE Measurement Date. Upon receipt of such notice from the Company, the Optionee may, by providing irrevocable written notice to the Company no later than ten (10) business days following receipt of the Company’s notice, elect to treat the First Elective Test Date as a ROE Measurement Date for a portion of the Shares subject to the Option (if so elected, the “First Elective Vesting Event”). If the Optionee elects in accordance with the immediately preceding sentence to treat the First Elective Test Date as the First Elective Vesting Event, then (subject to Sections 3.4(b) and 3.4(c)) as of the First Elective Date the Option will vest and become exercisable with respect to that number of First Elective Event Vesting Eligible Shares equal to the product of (x) (A) 25% of the total number of Shares subject to the Option minus (B) the number of Shares subject to the Option that have vested or been forfeited prior to the First Elective Test Date ((A) minus (B), the “First Elective Event Vesting Eligible Shares”), multiplied by (y) the ROE Percentage with respect to such First Elective Vesting Event. If the Optionee delivers written notice in accordance with this Section 3.2(a) electing to treat the First Election Test Date as the First Elective Vesting Event, then effective as of the First Elective Date all First Elective Event Vesting Eligible Shares that do not vest in accordance with the terms of Section 3.2(a) shall cease to be subject to the Option, and the portion of the Option in respect thereof shall be immediately forfeited without consideration or payment therefor. For purposes of clause (ii) of this Section 3.2(a), Shares will be deemed to have become eligible to vest as a result of a Liquidity Event only if the Optionee elected to treat such Liquidity Event as a ROE Measurement Date in accordance with Section 3.1 (in which event the number of Shares deemed eligible to vest as a result of such Liquidity Event will equal the number of Liquidity Event Vesting Eligible Shares with respect to such Liquidity Event).

(b) Second Elective Vesting Event (Fourth Anniversary of Closing). If (i) an IPO has not been completed by the fourth anniversary of the Closing (such anniversary, the “Second Elective Test Date”) and (ii) an aggregate of less than 50% of the Shares subject to the Option have become eligible to vest in accordance with (v) Section 3.1 as a result of one or more Liquidity Events occurring prior to the Second Elective Test Date and/or (w) Section 3.2(a), the Company shall provide written notice to the Optionee no later than thirty (30) days following the Second Elective Test Date, which notice shall include, for the Second Elective Test Date, the Initial Share Value as of the Second Elective Test Date, the ROE, the ROE Percentage, the number of Second Elective Event Vesting Eligible Shares (as defined below), the number of

Second Elective Event Vesting Eligible Shares with respect to which the Option will vest upon such Second Elective Vesting Event if the Optionee elects to treat the Second Elective Vesting Event as a ROE Measurement Date and the number of Second Elective Event Vesting Eligible Shares that will be forfeited and cease to be subject to the Option if the Optionee elects to treat the Second Elective Vesting Event as a ROE Measurement Date. Upon receipt of such notice from the Company, the Optionee may, by providing irrevocable written notice to the Company no later than ten (10) business days following receipt of the Company’s notice, elect to treat the Second Elective Test Date as a ROE Measurement Date for a portion of the Shares subject to the Option (if so elected, the “Second Elective Vesting Event”). If the Optionee elects in accordance with the immediately preceding sentence to treat the Second Elective Test Date as the Second Elective Vesting Event, then as of the Second Elective Date the Option will vest and become exercisable with respect to that number of Second Elective Event Vesting Eligible Shares equal to the product of (x) (A) 50% of the total number of Shares subject to the Option minus (B) the number of Shares subject to the Option that have vested or been forfeited prior to the Second Elective Test Date ((A) minus (B), the “Second Elective Event Vesting Eligible Shares”), multiplied by (y) the ROE Percentage with respect to such Second Elective Vesting Event. If the Optionee delivers written notice in accordance with this Section 3.2(b) electing to treat the Second Election Test Date as the Second Elective Vesting Event, then effective as of the Second Elective Date all Second Elective Event Vesting Eligible Shares that do not vest in accordance with the terms of this Section 3.2(b) shall cease to be subject to the Option, and the portion of the Option in respect thereof shall be immediately forfeited without consideration or payment therefor. For purposes of clause (ii) of this Section 3.2(b), (I) Shares will be deemed to have become eligible to vest as a result of a Liquidity Event only if the Optionee elected to treat such Liquidity Event as a ROE Measurement Date in accordance with Section 3.1 (in which event the number of Shares deemed eligible to vest as a result of such Liquidity Event will equal the number of Liquidity Event Vesting Eligible Shares with respect to such Liquidity Event) and (II) Shares will be deemed to have become eligible to vest in accordance with Section 3.2(a) only if the Optionee elected to treat the First Elective Test Date as the First Elective Vesting Event (in which event the number of Shares deemed eligible to vest as a result of Section 3.2(a) will equal the number of First Elective Event Eligible Shares).

Section 3.3. Mandatory ROE Measurement Dates Upon the Fifth and Six Anniversaries of the Closing (If Prior to an IPO) and the Final Vesting Event.

(a) Fifth Anniversary Vesting Event. If an IPO has not been completed prior to the fifth anniversary of the Closing (the “Fifth Anniversary Vesting Event”), then that number of unvested Shares subject to the Option equal to the product of (i) the number of Shares subject to the Option that have not vested or been forfeited prior to the fifth anniversary of the Closing, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date shall vest and become exercisable as of the fifth anniversary of the Closing. For purposes of clarification, the portion of the Option that was measured with respect to ROE pursuant to this Section 3.3(a) and that does not vest hereunder shall remain outstanding in accordance with the terms hereof.

(b) Sixth Anniversary Vesting Event. If an IPO has not been completed prior to the sixth anniversary of the Closing (the “Sixth Anniversary Vesting Event”), then that number of unvested Shares subject to the Option equal to the product of (i) the number of Shares subject to the Option that have not vested or been forfeited prior to the sixth anniversary of the Closing, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date shall vest and become exercisable as of the sixth anniversary of the Closing. For purposes of clarification, the portion of the Option that was measured with respect to ROE pursuant to this Section 3.3(b) and that does not vest hereunder shall remain outstanding in accordance with the terms hereof.

(c) Final Vesting Event. Upon the Final Vesting Event, that number of unvested Shares subject to the Option equal to the product of (i) the number of Shares subject to the Option that have not vested or been forfeited prior to the Final Vesting Event, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date shall vest and become exercisable as of the Final Vesting Event. Anything in this Agreement to the contrary notwithstanding, upon the occurrence of the Final Vesting Event, the portion of the Option that was measured with respect to ROE pursuant to this Section 3.3(c) and that does not vest hereunder shall cease to be subject to the Option and shall be immediately forfeited without consideration or payment therefor.

(d) Notice of Vesting. No later than thirty (30) days following the Fifth Anniversary Vesting Event, the Sixth Anniversary Vesting Event and/or the Final Vesting Event, as applicable, the Company shall provide written notice to the Optionee setting forth the Initial Share Value, the ROE, the ROE Percentage, the number of Shares subject to the Option that vested on the applicable vesting event, if any, and, if such vesting event is the Final Vesting Event, the number of Shares subject to the Option that were forfeited without consideration or payment on such vesting event.

Section 3.4. Mandatory ROE Measurement Dates Upon IPO and First Anniversary of IPO (If Prior to Final Vesting Event).

If an IPO is completed prior to the Final Vesting Event:

(a) upon completion of such IPO, a number of unvested Shares subject to the Option equal to the product of (i) 50% of the total number of Shares subject to the Option that have not vested or been forfeited prior to the applicable ROE Measurement Date, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date shall immediately vest and become exercisable. For purposes of clarification, the portion of the Option that was measured with respect to ROE pursuant to this Section 3.4(a) and that does not vest hereunder shall remain outstanding in accordance with the terms hereof; and

(b) upon the first anniversary of such IPO (if such first anniversary is prior to the Final Vesting Event), a number of unvested Shares subject to the Option equal to the product of (i) the number of Shares subject to the Option that have not vested or been forfeited prior to the applicable ROE Measurement Date, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date shall immediately vest and become exercisable. At the first anniversary of an IPO, all Shares subject to the Option that did not vest prior to the first anniversary of the IPO and do not vest in accordance with the terms of this Section 3.4(b) shall cease to be subject to the Option and immediately be forfeited without consideration or payment therefor.

(c) Notice of Vesting. No later than ten (10) business days following the occurrence of the vesting events described in Sections 3.4(a) or (b), as applicable, the Company shall provide written notice to the Optionee setting forth the Initial Share Value, the ROE, the ROE Percentage, the number of Shares subject to the Option that vested on the applicable vesting event, if any, and, if such vesting event is the event described in Section 3.4(b), the number of Shares subject to the Option that were forfeited without consideration or payment on such vesting event.

Section 3.5. Treatment of Option Upon Termination of Employment.

(a) General. Except as is specifically set forth in Sections 3.5(b), (c) and (d) below, no portion of the Option shall vest and become exercisable as to any additional Shares following the termination of the Optionee’s Employment, and the portion of the Option that is unvested and unexercisable as of the date of such termination shall immediately be forfeited upon such termination of the Optionee’s Employment without consideration or payment therefor.

(b) The Option Remains Outstanding and Eligible to Vest with Respect to a Portion of the Unvested Shares Subject Thereto if the Optionee’s Employment Terminates Due to a Qualifying Termination Outside of the Change in Control Period or Retirement. If the Optionee’s Employment is terminated due to (i) a Qualifying Termination that occurs outside of a Change in Control Period or (ii) Retirement, that number of Shares subject to the Option equal to (A) the product of (x) the total number of Shares subject to the Option multiplied by (y) a fraction, the numerator of which is the number of Shares subject to the time-vesting option to acquire Common Stock that was granted to the Optionee on the Grant Date (the “Time-Based Option”) that have vested as of the date of such termination (after giving effect to any acceleration of vesting at the time of such termination provided for pursuant to the terms of the Time-Based Option), and the denominator of which is the total number of Shares subject to the Time-Based Option, minus (B) the number of Shares subject to the Option that have vested or been forfeited prior to the date of such Qualifying Termination or Retirement, shall remain outstanding and eligible to vest in accordance with and pursuant to the terms of Sections 3.1, 3.3 or 3.4 (but not Section 3.2), in each case subject to Sections 3.5(d), (e) and (f) below.

(c) The Option Remains Outstanding and Eligible to Vest if the Optionee’s Employment Terminates Due to a Qualifying Termination During the Change in Control Period, or Due to Death or Disability. If the Optionee’s Employment is terminated due to (i) a Qualifying Termination during a Change in Control Period or (ii) the Optionee’s death or Disability, the total number of Shares subject to the Option minus the number of Shares subject to the Option that have previously vested or been forfeited, shall remain outstanding and eligible to vest in accordance with and pursuant to the terms of Sections 3.1, 3.3 or 3.4 (but not Section 3.2), in each case subject to Sections 3.5(d) and (e) below. In order to accomplish the intention of this Section 3.5(c), if the Optionee’s Employment terminates due to a Qualifying Termination prior to a Change in Control, then (A) that number of Shares subject to the Option that would otherwise have been forfeited upon such termination in accordance with Section 3.5(b) as a result of the Qualifying Termination having occurred outside the Change of Control Period (such number of Shares subject to the Option, the “Conditional Shares”) shall not be subject to forfeiture pursuant to this Sections 3.5(a) or 3.5(b) (but for the avoidance of doubt shall remain subject to forfeiture pursuant to Sections 3.5(e) and 3.5(f)) until the three month anniversary of the date of the Qualifying Termination (the three month period following the date of the Qualifying Termination is referred to as the “Conditional Period”), (B) anything in this Agreement to the contrary notwithstanding, during the Conditional Period the Option shall not be capable of vesting and becoming exercisable with respect to any of the Conditional Shares except as set forth in clause (D) below, (C) if a Change in Control does not occur prior to the expiration of the Conditional Period then upon expiration of the Conditional Period the Conditional Shares shall immediately be forfeited without consideration or payment therefor and the Option shall never be exercisable for the Conditional Shares and (D) if a Change in Control occurs prior to the expiration of the Conditional Period then all such Conditional Shares shall remain outstanding and eligible to vest in accordance with and pursuant to the terms of Sections 3.1, 3.3 and 3.4 (but not Section 3.2), in each case subject to Sections 3.5(d) and (e) below, and any mandatory or elective ROE Measurement Date (other than pursuant to Section 3.2) that occurred after the Qualifying Termination and at or prior to the Change of Control shall be applied retroactively to the Post-Termination Vesting Eligible Shares.

(d) Acceleration of ROE Measurement Date for Post-Termination Vesting Eligible Shares. At the sole discretion of the Company, the Company may elect to cause the vesting and forfeiture (as applicable) of all Post-Termination Vesting Eligible Shares subject to the Option to be determined solely pursuant to this Section 3.5(d). In the event that the Company elects to cause the vesting and forfeiture of all Post-Termination Vesting Eligible Shares to be determined pursuant to this Section 3.5(d) it shall deliver written notice (a “Section 3.5(d) Election Notice”) to the Optionee (or the Optionee’s estate, as applicable) of such election no later than thirty (30) days after the date of the termination of the Optionee’s Employment (or the occurrence of a Change in Control to the extent that the Shares are Post-Termination Vesting Eligible Shares as a result of the last sentence of Section 3.5(c)). The Section 3.5(d) Election Notice shall include the Initial Share Value, the ROE, the ROE Percentage, the number of Post-Termination Vesting Eligible Shares that will vest effective on the ROE Measurement Date and the number of Post-Termination Vesting Eligible Share that will be forfeited, in each case assuming that the date of the termination of the Optionee’s Employment is the ROE Measurement Date. In the event that the Company delivers a Section 3.5(d) Election Notice to the Optionee, then effective as of the applicable ROE Measurement Date, the Option shall vest and become exercisable with respect to that number of Post-Termination Vesting Eligible Shares equal to the product of (i) the number of Post-Termination Vesting Eligible Shares, multiplied by (ii) the ROE Percentage with respect to the applicable ROE Measurement Date. Anything in this Agreement to the contrary notwithstanding, all Post-Termination Vesting Eligible Shares that do not vest in accordance with the immediately preceding sentence shall cease to be subject to the Option and be immediately forfeited without consideration or payment therefor. The ROE Measurement Date for purposes of this Section 3.5(d) shall be the date of the termination of the Optionee’s Employment; provided that, solely if the Optionee’s Employment terminated due to a Qualifying Termination or Retirement, the Optionee may, by providing written notice to the Board no later than five (5) business days after receiving the Section 3.5(d) Election Notice (a “Postponement Notice”), cause the ROE Measurement Date to be any date selected by the Optionee that is after the date of termination of the Optionee’s Employment and at or prior to the nine month anniversary of termination of the Optionee’s Employment (such nine month period the “Postponement Period”). If the Optionee delivers a Postponement Notice then at any time during the portion of the Postponement Period that remains following the delivery of such Postponement Notice (the “Remaining Period”), the Optionee can irrevocably designate any day during such Remaining Period to be the ROE Measurement Date for purposes of this Section 5.3(d) by delivering written notice to the Company of such designation; provided, that, if either a Final Vesting Event or the first anniversary of an IPO occurs prior to the date chosen by the Optionee, then such Final Vesting Event or first anniversary of the IPO, as applicable, shall be the ROE Measurement Date for purposes of this Section 3.5(d). If the Optionee delivers the Postponement Notice and the Company does not receive written notice from the Optionee of the Optionee’s chosen ROE Measurement Date on or prior to the nine-month anniversary of the Optionee’s termination of Employment, the ROE Measurement Date for purposes of this Section 3.5(d) shall be the nine-month anniversary of such termination. For the avoidance of doubt, even if a vesting measurement event occurs pursuant to the terms of Sections 3.1, 3.3, or 3.4 of this Agreement following the Optionee’s termination of Employment but prior to the ROE Measurement Date, once the Company has delivered the election notice contemplated by this Section 3.5(d), the vesting of the Post-Termination Vesting Eligible Shares shall only be determined solely pursuant to this Section 3.5(d).

(e) Forfeiture of Unvested Portion of Option upon Repayment Behavior. The unvested portion of the Option shall automatically be forfeited without consideration or payment therefor upon the first date on which the Optionee engages in any Repayment Behavior.

(f) Impact of Post-Retirement Services on Post-Termination Vesting Eligible Shares. If the Optionee becomes employed by or commences providing consulting services on a substantially full-time basis for remuneration to any person or entity other than the Company or its Affiliates at any time during the three-year period following the Optionee’s Retirement (“Post-Retirement Services”; provided, that service solely as a non-employee director on any board of directors shall not be considered “Post-Retirement Services” for purposes of this Section 3.5(f)), then, upon the date on which the Optionee first engages in such Post-Retirement Services (such date, the “Services Commencement Date”): (i) all Post-Termination Vesting Eligible Shares that remain subject to the Option on the Services Commencement Date, whether or not vested, shall automatically be forfeited, (ii) any Shares then held by the Optionee or any members of the Optionee’s Management Stockholder Group (as defined in the Management Stockholders Agreement) that were acquired upon the exercise of the Option and that were Post-Termination Vesting Eligible Shares immediately prior to such exercise will immediately cease to be transferable by the Optionee or any members of the Optionee’s Management Stockholder Group (other than to the Optionee’s Management Stockholder Group pursuant to Section 3.3 of the Management Stockholders Agreement, to the Company pursuant to this clause (ii), or transfers pursuant to and in accordance with the provisions of Sections 3.4 and 3.5 of the Management Stockholders Agreement) and, subject to any applicable Repurchase Limitations, may, at the Company’s election, be repurchased by the Company for a payment equal to the aggregate Option Price paid by the Optionee or any member of the Optionee’s Management Stockholder Group to acquire such Shares, which election shall be made within the three (3) month period following the later of (A) the Services Commencement Date and (B) the date on which such Shares were acquired by the Optionee or any member of the Optionee’s Management Stockholder Group (provided, that for purposes of this clause (ii), if the Company has made the election described above in this clause (ii), it shall repurchase all such Shares which the Company failed to purchase due to Repurchase Limitations as soon as practicable, in compliance with, and subject to the terms of, this Agreement and the Management Stockholders Agreement), and (iii) if the Optionee or any of the members of the Optionee’s Management Stockholder

Group have sold, in one or more sales, any Shares that were acquired upon the exercise of the Option and that were Post-Termination Vesting Eligible Shares immediately prior to such exercise, the Optionee shall be required to pay to the Company, in cash and within five (5) business days following written notification of such repayment obligation by the Company, an amount equal to the positive difference between the aggregate amount realized by the Optionee and any members of the Optionee’s Management Stockholder Group with respect to the sale of such Shares in all such sales and the aggregate Option Price paid by the Optionee or any member of the Optionee’s Management Stockholder Group to acquire such Shares.

For purposes of this Section 3.5(f), to the extent that following the termination of the Optionee’s Employment (A) the Option is exercisable for both (v) vested Post-Termination Vesting Eligible Shares and (w) vested Shares that are not Post-Termination Vesting Eligible Shares, then any Shares acquired upon exercise of the Option shall be conclusively deemed to not be Post-Termination Vesting Eligible Shares unless and until, after giving effect to this clause (A), all vested Shares described in clause (w) have been acquired upon exercise of the Option (e.g. if following termination of the Optionee’s employment the Option is exercisable for an aggregate of 1,000 Shares described in clause (v) and 1,000 Shares described in clause (w) and the Optionee exercises the Option for 1,500 Shares, 500 of the Shares acquired upon such exercise will be deemed to be Post-Termination Vesting Eligible Shares) and (B) the Optionee and members of the Optionee’s Management Stockholder Group collectively own (after giving effect to clause (A) above) both (x) Post-Termination Vesting Eligible Shares that have been acquired upon exercise of the Option and (y) Shares that do not constitute Post-Termination Vesting Eligible Shares, then in the event that the Optionee or any member of the Optionee’s Management Stockholder Group sells any Shares the Shares that are sold shall be conclusively deemed to not be Post-Termination Vesting Eligible Shares unless and until, after giving effect to this clause (B), all Shares described in clause (y) have been sold and are no longer owned by the Optionee or any other member of the Optionee’s Management Stockholder Group (e.g., if following termination of the Optionee’s employment, the Optionee and the Optionee’s Management Stockholder Group own an aggregate of 1,000 Shares described in clause (x) and 1,000 Shares described in clause (y) and Optionee and/or other members of Optionee’s Management Stockholder Group sell an aggregate of 1,500 Shares, 500 of the Shares sold will be deemed to be Post-Termination Vesting Eligible Shares.

The Optionee agrees to notify the Company in writing within seven (7) days of commencing any Post-Retirement Services, and to promptly provide the Company with all information that the Company reasonably requests in order to determine any amount payable pursuant to this Section 3.5(f) to the Company by the Optionee or any member of the Optionee’s Management Stockholder Group or to take any other action contemplated by this Section 3.5(f).

ARTICLE IV

EXPIRATION OF OPTIONS

Section 4.1. Expiration of Option.

The Optionee may not exercise the exercisable portion of the Option to any extent after the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) immediately upon the date of the Optionee’s termination of Employment, if the Optionee’s Employment is terminated by the Company or any of its Affiliates, as applicable, for Cause;

(c) subject to Section 4.1(d) below, the expiration of the nine (9) month period following the date of the Optionee’s termination of Employment if the Optionee’s Employment terminates for any reason other than for Cause; or

(d) solely with respect to the Post-Termination Vesting Eligible Shares subject to the Option that vest in accordance with the terms of Sections 3.5(b), (c) or (d), the expiration of the nine (9) month period following the applicable vesting date for each such Post-Termination Vesting Eligible Shares.

Notwithstanding the foregoing, if the Fifth Anniversary Vesting Event, Sixth Anniversary Vesting Event and/or Final Vesting Event pursuant to Section 3.3 and/or the IPO or first anniversary of the IPO pursuant to Section 3.4 occurs prior to the expiration of the Option pursuant to clause (a), (c) or (d) above, but the Optionee receives the written notice in Section 3.3(d) and/or Section 3.4(c), as applicable, after the date that the Option otherwise is scheduled to expire in accordance with this Section 4.1(a) through (d) above, then the Option instead shall remain outstanding and exercisable until at least thirty (30) days following the date on which the Optionee receives written notice under Section 3.3(d) and/or Section 3.4(c), as applicable.

ARTICLE V

EXERCISE OF OPTION

Section 5.1. Person Eligible to Exercise.

Except as otherwise permitted by the Committee in writing or by the Management Stockholders Agreement, the Optionee is the only Person that may exercise the exercisable portion of the Option, unless and until the Optionee dies or suffers a Disability. After the Disability or death of the Optionee, the exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4.1 hereof, be exercised by the Optionee’s personal representative, guardian or by any person empowered to do so under the Optionee’s will or under the then Applicable Laws of descent and distribution, or, if applicable, under a trust or other estate planning vehicle to which the Option was transferred for the benefit of the Optionee’s immediate family.

Section 5.2. Exercisability of Option.

Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.1; provided, however, that any partial exercise shall be for whole Shares only. For the avoidance of doubt, the Option shall not be exercisable with respect to any of the Shares subject thereto prior to the later of (i) the date (if any) the Option has vested with respect to such Shares in accordance with ARTICLE III, or (ii) the date on which the Optionee receives the written notice described in Section 3.3(d) or Section 3.4(c), as applicable.

Section 5.3. Manner of Exercise.

Any exercisable portion of the Option may be exercised solely by delivering to the Office of the Secretary of the Company at the Company’s principal office, all of the following prior to the time when the Option or such portion becomes unexercisable under Section 4.1:

(a) notice in writing signed by the Optionee or the other Person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; provided, that such rules do not impose any substantive requirements on the Optionee which are inconsistent with the terms of this Agreement or the Plan;

(b) full payment of the aggregate Option Price for the Shares with respect to which such Option or portion thereof is exercised (i) in cash (by check or wire transfer or a combination of the foregoing), (ii) a “net exercise” method whereby the Option Price for the Shares being exercised is satisfied by the Company withholding from the Shares otherwise issuable to the Optionee, that number of Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the product of (x) the Option Price and (y) the number of Shares with respect to which the Option is being exercised, or (iii) any combination of the foregoing methods, as elected by the Optionee;

(c) a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other Person then entitled to exercise such Option or portion thereof, stating that the Shares are being acquired for the Optionee’s own account, for investment and without any present intention of distributing or reselling said Shares or any of them except as may be permitted under the Securities Act; provided, however, that the Committee may, in its reasonable discretion, take whatever additional actions it deems reasonably necessary to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations;

(d) unless already delivered, a written instrument (a “Joinder”) pursuant to which the Optionee agrees to be bound by the terms and conditions of the Management Stockholders Agreement to the same extent as a Management Stockholder thereunder, as provided as Annex A to the Management Stockholders Agreement;

(e) full payment to the Company or any of its Affiliates, as applicable, of all amounts which, under federal, state, local and/or non-U.S. law, such entity is required to withhold upon exercise of the Option; provided, that, at the Optionee’s election, such withholding obligation may be satisfied by the Company withholding from the Shares otherwise issuable to the Optionee that number of Shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, equal to such withholding tax obligation (but in no event more than the minimum required tax withholding); provided, further, that, the Optionee’s right to elect such share withholding shall be subject to Section 4.6(b) of the Management

Stockholders Agreement as amended by Section 6.4 of this Agreement, and any limitations imposed under Delaware law or other Applicable Law and/or under the terms of any preferred stock, debt financing arrangements or other indebtedness of the Company or its Subsidiaries (including any such limitations resulting from the Company’s Subsidiaries being prohibited or prevented from distributing to the Company sufficient proceeds or funds to enable the Company to repurchase Common Stock in accordance with Delaware law or other Applicable Law and/or the then applicable terms and conditions of such arrangements); and

(f) in the event the Option or portion thereof shall be exercised pursuant to Section 5.1 by any Person or Persons other than the Optionee, appropriate proof of the right of such Person or Persons to exercise the Option.

Without limiting the generality of the foregoing, any subsequent transfer of Shares shall be subject to the terms and conditions of the Management Stockholders Agreement and the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on exercise of the Option does not violate the Securities Act, and may, in its reasonable discretion, issue stop-transfer orders covering such Shares. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the subsequent transfer of the Shares to be issued pursuant to such exercise has been registered under the Securities Act, and such registration is then effective in respect of such Shares.

Section 5.4. Conditions to Issuance of Shares.

The Company shall not be required to record the ownership by the Optionee of Shares purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience (which period shall not exceed four (4) business days if established for administrative convenience) or as may otherwise be required by Applicable Law; and

(c) the execution and delivery of the Joinder by the Optionee to the extent the Optionee is not already a party to the Management Stockholders Agreement.

Section 5.5. Rights as Stockholder.

No later than four (4) business days following the date on which the Optionee exercises the Option (or portion thereof) in a manner satisfying Section 5.3, the Optionee shall have all rights and privileges of stockholders of the Company in respect of the Shares acquired upon such exercise and in no event shall the Optionee have such rights and privileges until the earlier of the date such Shares are issued or the date that is four (4) business days following the date on which the Optionee exercises the Option (or any portion thereof).

ARTICLE VI

MISCELLANEOUS

Section 6.1. Administration.

Subject to the terms of the Plan and this Agreement, the Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. With respect to this Option, the following two sentences set forth in Section 3 of the Plan shall not apply: “The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).” Further, with respect to this Option, in the event that the Board elects not to consider a Change in Control to be a Final Vesting Event under Section 1(a), then notwithstanding anything to the contrary set forth in Section 9(b) of the Plan, this Option shall be assumed by the successor entity. In its absolute discretion, the Board may at any time, and from time to time, exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 6.2. Option Not Transferable.

Except as otherwise permitted by the Committee in writing, neither the Option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, to the extent permitted by Applicable Law, this Section 6.2 shall not prevent transfers by will or by the Applicable Laws of descent and distribution.

Section 6.3. Forfeiture and Repayment Obligation for Engaging in Repayment Behavior.

(a) By accepting this Option, the Optionee acknowledges and agrees that, if the Optionee engaged in Repayment Behavior at any time during the Optionee’s Employment or the one-year period following the termination of the Optionee’s Employment, then, in addition to the consequences described in Section 3.5(e) above, upon the date on which the Optionee first engages in such Repayment Behavior (such date, the “Trigger Date”): (i) if and to the extent then outstanding, the portion of the Option held by the Optionee or any member of the Optionee’s Management Stockholder Group (as defined in the Management Stockholders Agreement) that first vested and became exercisable during the two-year period immediately preceding the earlier of (x) the Trigger Date and (y) the date on which the Optionee’s Employment terminated shall be automatically forfeited for no consideration (such two year period, the “Claw Back Period” and such portion of the Option, the “Claw Back Option”), (ii) any Shares then held by the Optionee or any member of the Optionee’s Management Stockholder Group that were acquired upon the exercise of the Claw Back Option will immediately cease to be transferable by the Optionee or any members of the Optionee’s Management Stockholder Group (other than to the Optionee’s Management Stockholder Group pursuant to Section 3.3 of the Management Stockholders Agreement, to the Company pursuant to this clause (ii), or transfers pursuant to and in accordance with the provisions of Sections 3.4 and 3.5 of the Management Stockholders Agreement) and, subject to any applicable Repurchase Limitations, may, at the Company’s election, be repurchased by the Company for a payment equal to the aggregate Option Price paid by the Optionee or any member of the Optionee’s Management Stockholder Group to acquire such Shares, which election shall be made within the three (3) month period following the later of (A) the Trigger Date and (B) the date on which such Shares were acquired by the Optionee or any member of the Optionee’s Management Stockholder Group (provided, that for purposes of this clause (ii), if the Company has made the election described above in this clause (ii), it shall repurchase all such Shares which the Company failed to purchase due to Repurchase Limitations as soon as practicable, in compliance with, and subject to the terms of, the Management Stockholders Agreement), and (iii) if the Optionee or any member of the Optionee’s Management Stockholder Group have sold any Shares (including any sales or repurchases pursuant to the provisions of Article IV of the Management Stockholders Agreement) that were acquired upon the exercise of the Claw Back Option during the Claw Back Period, the Optionee and each member of the Optionee’s Management Stockholder Group shall be required to promptly (and in any event, no later than ten (10) days following receipt of notice thereof from the Company or one of its Affiliates) pay to the Company, in cash (in U.S. dollars) and on demand in immediately available funds by wire transfer an amount equal to (A) the amount paid by the acquiror(s) (which, for the avoidance of doubt, could include the Company, its Subsidiaries or their designee, or any Sponsor Stockholder, pursuant to the provisions of Article IV of the Management Stockholders Agreement) to the Optionee and/or the members of the Optionee’s Management Stockholder Group in such sale(s) of Shares, minus (B) the aggregate Option Price paid by the Optionee or any member of the Optionee’s Management Stockholder Group to acquire such sold Shares; provided, that such amount shall not be less than zero. The Optionee understands that this Section 6.3 does not prohibit the Optionee from competing with the Company and its Affiliates, but rather simply imposes the economic consequences described in this Section 6.3 if the Optionee has engaged in Repayment Behavior.

(b) For purposes of this Section 6.3, if the Optionee and/or any member of the Optionee’s Management Stockholder Group sell any Shares during the Claw Back Period and, at the time of any such sale, the Optionee and the other members of the Optionee’s Management Stockholder Group collectively own (after giving effect to this sentence) both (x) Shares that were acquired upon exercise of the Claw Back Option during the Claw Back Period and (y) Shares that were not acquired upon exercise of the Claw Back Option during the Claw Back Period, then the Shares that are sold shall be conclusively deemed to not have been acquired upon exercise of the Claw Back Option during the Claw Back Period unless and until, after giving effect to this sentence, all Shares described in clause (y) have been sold in such sale and are no longer owned by the Optionee or any other member of the Optionee’s Management Stockholder Group (e.g., if on a date of sale of Shares, the Optionee and the Optionee’s Management Stockholder Group own an aggregate of 1,000 Shares described in clause (x) and 1,000 Shares described in clause (y) and the Optionee and/or other members of the Optionee’s Management Stockholder Group sell an aggregate of 1,500 Shares, 500 of the Shares sold will be deemed to be Shares that were acquired upon exercise of the Claw Back Option during the Claw Back Period). The Optionee agrees to promptly provide the Company with all information that the Company reasonably requests in order to determine any amount payable pursuant to this Section 6.3 to the Company by the Optionee or any member of the Optionee’s Management Stockholder Group.

Section 6.4. Applicability of the Plan and the Management Stockholders Agreement; Modifications to Management Stockholders Agreement.

The Option, and the Shares issued to the Optionee upon exercise of the Option, shall be subject to all of the terms and provisions of the Plan and the Management Stockholders Agreement, to the extent applicable to the Option and such Shares. Any disputes regarding the determination of matters contemplated in the Management Stockholders Agreement (including but not limited to the determination of whether the Optionee engaged in Repayment Behavior) shall be determined in accordance with Section 7.3 (Governing Law) and Section 7.4 (Submissions to Jurisdictions; WAIVER OF JURY TRIAL) of the Management Stockholders Agreement. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement or the Plan and the Management Stockholders Agreement, the terms of the Management Stockholders Agreement shall control; provided, however, for purposes of Article IV of the Management Stockholders Agreement, the “Individual Cap” that will be applicable to the Optionee shall be $2,500,000; provided, that on and after the date on which Michael Dell and any member of his Management Stockholder Group have become a 90% Owner (as defined in the Management Stockholder Agreement), the Optionee’s Individual Cap shall be increased to $10,000,000; and, provided, further, that, the definition of “Fair Market Value” as set forth in Article I of the Management Stockholders Agreement (but, for the avoidance of doubt, not the definition of Fair Market Value as set forth in the Plan and applicable under this Agreement) is hereby amended in its entirety as follows:

“Fair Market Value” shall, with respect to the Applicable Employee of any Management Stockholder, mean as of a given date, as determined in good faith by the Board, based upon the most recent valuation of the shares of Common Stock performed by the Company’s independent valuation firm (which valuations will be performed no less frequently than quarterly), as adjusted by the Board, to such date; provided, that if an Applicable Employee of a Management Stockholder disagrees with the determination of Fair Market Value, such Applicable Employee shall have the right to require the Company to engage a different third party valuation expert (who shall be a nationally recognized firm of valuation experts selected by the Board in its discretion ) to conduct an appraisal of the Shares subject to the Call Right (or Put Right, if applicable) and the Call Price (or Put Price) shall reflect the Fair Market Value per Share as determined by such appraisal (the “Appraised Price”); provided, further, that (i) if the Appraised Price is equal to or less than 110% of the Fair Market Value per Share originally determined by the Board, such Applicable Employee shall bear all of the costs and expenses associated with such appraisal, and (ii) if the Appraised Price is greater than 110% of the Fair Market Value per Share originally determined by the Board, the Company shall bear all of the costs and expenses associated with such appraisal. Notwithstanding the foregoing, an Applicable Employee of a Management Stockholder may not request a valuation if such an independent third party valuation has been prepared at the request of another Applicable Employee of a Management Stockholder within the preceding ninety (90) days of the subsequent request by such Applicable Employee of a Management Stockholder for appraisal and such valuation shall be deemed to be Fair Market Value unless, in each case, the Board determines there has been a significant change in the business of the Company and its subsidiaries since such valuation. In all cases, the Fair Market Value shall be determined without any discounts for illiquidity and minority interests.

Section 6.5. Notices.

Any notice to be given under the terms of this Agreement shall be contained in a written instrument delivered in person or sent by facsimile (with written confirmation of transmission), e-mail (with written confirmation of transmission) or a nationally-recognized overnight courier, which shall be addressed, in the case of the Company to the Office of the Secretary; and if to the Optionee, to the address, e-mail address or facsimile number appearing in the personnel records of the Company or any of its Affiliates, as applicable. By a notice given pursuant to this Section 6.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 6.5. Any and all notices, designations, offers, acceptances or other communications shall be conclusively deemed to have been given, delivered or received (i) in the case of personal delivery, on the day of actual delivery thereof, (ii) in the case of facsimile or e-mail, on the day of transmittal thereof if given during the normal business hours of the recipient, and on the business day during which such normal business hours next occur if not given during such hours on any day and (iii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following the disposition with such nationally-recognized overnight courier. By notice complying with the foregoing provisions of this Section 6.5, each party shall have the right to change its mailing address, e-mail address or facsimile number for the notices and communications to such party. The Company and the Optionee hereby consent to the delivery of any and all notices, designations, offers, acceptances or other communications provided for herein by electronic transmission addressed to the e-mail address or facsimile number of the Company and the Optionee, as applicable, as provided herein.

Section 6.6. Titles; Interpretation.

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Defined terms used in this Agreement shall apply equally to both the singular and plural forms thereof. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The term “hereunder” shall mean this entire Agreement as a whole unless reference to a specific section or provision of this Agreement is made. Any reference to a Section, subsection and provision is to this Agreement unless otherwise specified.

Section 6.7. No Right to Employment or Additional Options or Stock Awards.

Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in Employment, or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which are hereby expressly reserved, to terminate the Employment of the Optionee at any time for any reason whatsoever, with or without Cause, subject to the applicable provisions, if any, of the Optionee’s Employment agreement (if any such agreement is in effect at the time of such termination). Neither the Optionee nor any other Person shall have any claim to be granted any additional Options or any other Stock Awards and there is no obligation under the Plan for uniformity of treatment of Participants, or holders or beneficiaries of Options or other Stock Awards. The terms and conditions of the Option granted hereunder or any other Stock Award granted under the Plan or otherwise and the Committee’s determinations and interpretations with respect thereto and/or with respect to the Optionee and any other Participant need not be the same (whether or not the Optionee and any such Participant are similarly situated).

Section 6.8. Nature of Grant.

In accepting the grant, the Optionee acknowledges that regardless of any action the Company or its Affiliates takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by the Optionee is and remains the Optionee’s responsibility, and the Optionee shall pay to, and indemnify and keep indemnified, the Company and its Affiliates from and against Tax-Related Items legally due by the Optionee that are attributable to the exercise of, or any benefit derived by the Optionee from, the Option and that the Company and its Affiliates (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Agreement, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise or the receipt of any dividends with respect to such Shares; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items.

Section 6.9. Governing Law.

This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of law principles thereof.

[Signature on next page.]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

DENALI HOLDING INC.

By:
Name:
Title:

Optionee

[Signature Page to ELT Performance Option Agreement]